                                                                    EXHIBIT 99.8

                           COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)       FIRST FRANKLIN MORTGAGE LOAN TRUST,
                           SERIES 2005-FFH1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[550,000,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1




                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                    TRUSTEE


                                  MAY 19, 2005


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)       FIRST FRANKLIN MORTGAGE LOAN TRUST,
                           SERIES 2005-FFH1

--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               INTEREST ONLY LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance          $251,236,860
Aggregate Original Principal Balance             $251,244,255
Number of Mortgage Loans                                1,080


                                    MINIMUM         MAXIMUM       AVERAGE (1)
                                  -----------     -----------     -----------
Original Principal Balance        $    39,900     $   750,000     $   232,634
Outstanding Principal Balance     $    39,900     $   750,000     $   232,627


                                          MINIMUM                   MAXIMUM             WEIGHTED AVERAGE (2)
                                    --------------------      --------------------      --------------------
Original Term (mos)                                  360                       360                       360
Stated Remaining Term (mos) (3)                      351                       360                       359
Loan Age (mos) (3)                                     0                         9                         1
Current Interest Rate                              6.000%                   10.000%                    7.700%
Initial Interest Rate Cap                          3.000%                    3.000%                    3.000%
Periodic Rate Cap                                  1.000%                    1.000%                    1.000%
Gross Margin                                       5.250%                    7.750%                    6.327%
Maximum Mortgage Rate                             12.000%                   16.000%                   13.689%
Minimum Mortgage Rate                              6.000%                   10.000%                    7.689%
Months to Roll (3)                                    20                        60                        26
Original Loan-to-Value                             96.22%                   103.00%                    99.95%
Credit Score (4)                                     557                       805                       667


                   EARLIEST        LATEST
                  ----------     ----------
Maturity Date     08/01/2034     06/01/2035


                            PERCENT OF                                            PERCENT OF
LIEN POSITION              MORTGAGE POOL       YEAR OF ORIGINATION              MORTGAGE POOL
                           -------------                                        -------------
1st Lien                          100.00%      2004                                      0.09%
                                               2005                                     99.91%
OCCUPANCY
Primary                           100.00%      LOAN PURPOSE
Second Home                         0.00%      Purchase                                 92.81%
                                               Refinance - Rate Term                     0.66%
LOAN TYPE                                      Refinance - Cashout                       6.53%
Fixed Rate                          1.88%
ARM                                98.12%      PROPERTY TYPE
                                               Single Family Residence                  62.75%
AMORTIZATION TYPE                              Planned Unit Development                 19.13%
Fully Amortizing                    0.00%      Condominium                              11.61%
Interest-Only                     100.00%      Two-to-Four Family                        6.51%
Balloon                             0.00%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) As of the Cut-Off Date.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
MORTGAGE RATES         LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
5.501% to 6.000%               1   $    345,000           0.14%          6.000%            711   $    345,000
6.001% to 6.500%              23      7,203,158           2.87           6.415             716        313,181
6.501% to 7.000%             120     39,145,817          15.58           6.895             713        326,215
7.001% to 7.500%             257     67,352,106          26.81           7.322             687        262,070
7.501% to 8.000%             302     68,266,227          27.17           7.806             661        226,047
8.001% to 8.500%             221     41,124,867          16.37           8.326             631        186,085
8.501% to 9.000%             118     21,855,535           8.70           8.784             614        185,216
9.001% to 9.500%              27      4,081,000           1.62           9.296             609        151,148
9.501% to 10.000%             11      1,863,150           0.74           9.679             598        169,377
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
TOTAL:                     1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                      WEIGHTED
                      AVERAGE         PERCENT
RANGE OF              ORIGINAL          FULL          PERCENT
MORTGAGE RATES          LTV             DOC              IO
-----------------   ------------    ------------    ------------
5.501% to 6.000%          100.00%           0.00%         100.00%
6.001% to 6.500%          100.10           46.43          100.00
6.501% to 7.000%           99.93           32.34          100.00
7.001% to 7.500%           99.96           38.47          100.00
7.501% to 8.000%           99.94           46.43          100.00
8.001% to 8.500%           99.93           68.10          100.00
8.501% to 9.000%           99.90           74.16          100.00
9.001% to 9.500%          100.00           91.08          100.00
9.501% to 10.000%          99.97          100.00          100.00
-----------------   ------------    ------------    ------------
TOTAL:                     99.95%          49.12%         100.00%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 10.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.700% per annum.


REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                                      WEIGHTED        AVERAGE
RANGE OF              NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
REMAINING MONTHS       MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
TO STATED MATURITY      LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
------------------   ------------   ------------   ------------    ------------    ------------   ------------
349 to 360                 1,080   $251,236,860         100.00%          7.700%            667   $    232,627
------------------   ------------   ------------   ------------    ------------    ------------   ------------
TOTAL:                     1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                       WEIGHTED
RANGE OF               AVERAGE         PERCENT
REMAINING MONTHS       ORIGINAL          FULL          PERCENT
TO STATED MATURITY       LTV             DOC              IO
------------------   ------------    ------------    ------------
349 to 360                 99.95%          49.12%         100.00%
------------------   ------------    ------------    ------------
TOTAL:                     99.95%          49.12%         100.00%


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                         AGGREGATE                                      WEIGHTED        AVERAGE
RANGE OF                  NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
ORIGINAL MORTGAGE LOAN     MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PRINCIPAL BALANCES          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
----------------------   ------------   ------------   ------------    ------------    ------------   ------------
$50,000 or less                     7   $    306,400           0.12%          8.327%            621   $     43,771
$50,001 to $100,000               153     12,831,651           5.11           8.169             630         83,867
$100,001 to $150,000              238     30,340,228          12.08           7.965             636        127,480
$150,001 to $200,000              197     34,486,422          13.73           7.921             649        175,058
$200,001 to $250,000              114     25,554,503          10.17           7.725             662        224,162
$250,001 to $300,000               97     26,374,314          10.50           7.620             671        271,900
$300,001 to $350,000               73     23,882,263           9.51           7.725             657        327,154
$350,001 to $400,000               47     17,566,250           6.99           7.591             678        373,750
$400,001 to $450,000               36     15,189,583           6.05           7.426             682        421,933
$450,001 to $500,000               38     18,171,918           7.23           7.621             676        478,208
$500,001 to $550,000               36     19,020,888           7.57           7.409             698        528,358
$550,001 to $600,000               20     11,546,341           4.60           7.443             695        577,317
$600,001 to $650,000               10      6,255,650           2.49           7.463             716        625,565
$650,001 to $700,000                9      6,065,350           2.41           7.434             734        673,928
$700,001 to $750,000                5      3,645,100           1.45           7.201             726        729,020
----------------------   ------------   ------------   ------------    ------------    ------------   ------------
TOTAL:                          1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                           WEIGHTED
RANGE OF                   AVERAGE         PERCENT
ORIGINAL MORTGAGE LOAN     ORIGINAL         FULL           PERCENT
PRINCIPAL BALANCES           LTV             DOC              IO
----------------------   ------------    ------------    ------------
$50,000 or less                100.00%         100.00%         100.00%
$50,001 to $100,000             99.97           93.30          100.00
$100,001 to $150,000            99.92           90.32          100.00
$150,001 to $200,000            99.95           74.63          100.00
$200,001 to $250,000            99.95           53.97          100.00
$250,001 to $300,000           100.00           37.83          100.00
$300,001 to $350,000            99.93           50.81          100.00
$350,001 to $400,000           100.00           23.80          100.00
$400,001 to $450,000            99.95           19.74          100.00
$450,001 to $500,000            99.94           31.63          100.00
$500,001 to $550,000            99.99           27.79          100.00
$550,001 to $600,000           100.00           10.22          100.00
$600,001 to $650,000           100.31           10.29          100.00
$650,001 to $700,000            99.69           21.91          100.00
$700,001 to $750,000            98.91           19.58          100.00
----------------------   ------------    ------------    ------------
TOTAL:                          99.95%          49.12%         100.00%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $39,900 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $232,627.

PRODUCT TYPES

                                      AGGREGATE                                      WEIGHTED        AVERAGE
                       NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                        MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PRODUCT TYPES            LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-------------------   ------------   ------------   ------------    ------------    ------------   ------------
30 Year Fixed Loans             27   $  4,735,794           1.88%          8.285%            672   $    175,400
2/28 LIBOR ARM                 815    197,565,868          78.64           7.673             669        242,412
3/27 LIBOR ARM                 225     45,661,298          18.17           7.768             661        202,939
5/25 LIBOR ARM                  13      3,273,900           1.30           7.545             687        251,838
TOTAL:                       1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                        WEIGHTED
                        AVERAGE         PERCENT
                        ORIGINAL          FULL          PERCENT
PRODUCT TYPES             LTV             DOC              IO
-------------------   ------------    ------------    ------------
30 Year Fixed Loans          99.91%          63.83%         100.00%
2/28 LIBOR ARM               99.95           44.88          100.00
3/27 LIBOR ARM               99.93           63.57          100.00
5/25 LIBOR ARM              100.00           82.11          100.00
TOTAL:                       99.95%          49.12%         100.00%


ADJUSTMENT TYPE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
ADJUSTMENT TYPE        LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
ARM                        1,053   $246,501,066          98.12%          7.689%            667   $    234,094
Fixed Rate                    27      4,735,794           1.88           8.285             672        175,400
TOTAL:                     1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                      WEIGHTED
                      AVERAGE         PERCENT
                      ORIGINAL          FULL          PERCENT
ADJUSTMENT TYPE         LTV             DOC              IO
-----------------   ------------    ------------    ------------
ARM                        99.95%          48.84%         100.00%
Fixed Rate                 99.91           63.83          100.00
TOTAL:                     99.95%          49.12%         100.00%


AMORTIZATION TYPE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
AMORTIZATION TYPE      LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
60 Month
  Interest-Only            1,080   $251,236,860         100.00%          7.700%            667   $    232,627
TOTAL:                     1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                      WEIGHTED
                      AVERAGE         PERCENT
                      ORIGINAL          FULL          PERCENT
AMORTIZATION TYPE       LTV             DOC              IO
-----------------   ------------    ------------    ------------
60 Month
  Interest-Only            99.95%          49.12%         100.00%
TOTAL:                     99.95%          49.12%         100.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE                                      WEIGHTED        AVERAGE
                       NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                        MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
GEOGRAPHIC LOCATION      LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-------------------   ------------   ------------   ------------    ------------    ------------   ------------
Alabama                         21   $  2,716,850           1.08%          8.107%            628   $    129,374
Arizona                         14      3,423,700           1.36           7.637             660        244,550
Arkansas                         6        555,800           0.22           8.307             621         92,633
California                     223     92,021,473          36.63           7.371             691        412,652
Colorado                        16      4,021,490           1.60           7.869             639        251,343
Connecticut                      3        561,900           0.22           8.011             656        187,300
Delaware                         1        130,000           0.05           8.500             670        130,000
Florida                        101     21,468,843           8.55           7.906             664        212,563
Georgia                         75     11,691,057           4.65           8.050             637        155,881
Illinois                        34      8,336,334           3.32           7.931             678        245,186
Indiana                         24      3,262,243           1.30           7.886             633        135,927
Iowa                             2        136,344           0.05           7.931             683         68,172
Kansas                           4        791,600           0.32           8.081             625        197,900
Kentucky                         9      1,495,700           0.60           7.935             629        166,189
Louisiana                        4        391,800           0.16           7.985             617         97,950
Maine                            3        458,500           0.18           7.838             682        152,833
Maryland                        21      5,568,250           2.22           8.175             648        265,155
Massachusetts                   18      5,647,688           2.25           7.772             673        313,760
Michigan                        82     12,676,886           5.05           7.773             659        154,596
Minnesota                       47     10,122,920           4.03           7.488             674        215,381
Missouri                        13      1,459,800           0.58           7.915             647        112,292
Nebraska                         1        102,000           0.04           9.000             602        102,000
Nevada                          19      4,846,600           1.93           7.567             666        255,084
New Hampshire                    2        441,000           0.18           9.140             606        220,500
New Jersey                      19      5,996,932           2.39           7.596             676        315,628
New Mexico                       1        296,819           0.12           6.750             659        296,819
New York                        13      4,498,258           1.79           8.162             656        346,020
North Carolina                  57      9,054,542           3.60           8.061             646        158,852
Ohio                            86     12,232,220           4.87           7.717             646        142,235
Oklahoma                         2        194,200           0.08           7.898             655         97,100
Oregon                          14      2,850,976           1.13           7.995             654        203,641
Pennsylvania                     4        350,100           0.14           7.848             614         87,525
Rhode Island                     3        774,000           0.31           8.391             633        258,000
South Carolina                  30      4,403,711           1.75           8.113             642        146,790
Tennessee                       22      2,581,800           1.03           8.258             608        117,355
Texas                           25      3,924,406           1.56           7.942             628        156,976
Utah                            25      3,855,862           1.53           7.931             631        154,234
Vermont                          1        207,000           0.08           7.999             681        207,000
Virginia                         9      2,920,000           1.16           8.456             652        324,444
Washington                      14      3,351,330           1.33           7.736             681        239,381
West Virginia                    1        130,650           0.05           6.999             703        130,650
Wisconsin                       11      1,285,275           0.51           8.058             647        116,843
TOTAL:                       1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                       WEIGHTED
                       AVERAGE          PERCENT
                       ORIGINAL           FULL          PERCENT
GEOGRAPHIC LOCATION       LTV             DOC              IO
-------------------   ------------    ------------    ------------
Alabama                     100.00%          95.58%         100.00%
Arizona                      99.85           69.35          100.00
Arkansas                    100.00          100.00          100.00
California                   99.94           21.05          100.00
Colorado                    100.00           55.58          100.00
Connecticut                 100.00           64.42          100.00
Delaware                    100.00          100.00          100.00
Florida                      99.99           49.09          100.00
Georgia                      99.93           84.78          100.00
Illinois                     99.89           55.02          100.00
Indiana                      99.97           86.84          100.00
Iowa                        100.00          100.00          100.00
Kansas                      100.00          100.00          100.00
Kentucky                    100.00          100.00          100.00
Louisiana                   100.00          100.00          100.00
Maine                       100.00          100.00          100.00
Maryland                    100.00           56.59          100.00
Massachusetts                99.66           36.07          100.00
Michigan                     99.94           70.06          100.00
Minnesota                   100.00           55.00          100.00
Missouri                    100.00           88.94          100.00
Nebraska                    100.00          100.00          100.00
Nevada                      100.00           36.29          100.00
New Hampshire               100.00          100.00          100.00
New Jersey                  100.00           45.34          100.00
New Mexico                  100.00          100.00          100.00
New York                     99.83           51.05          100.00
North Carolina               99.95           88.84          100.00
Ohio                         99.97           66.75          100.00
Oklahoma                    100.00           29.51          100.00
Oregon                      100.00           56.19          100.00
Pennsylvania                100.00          100.00          100.00
Rhode Island                100.00           33.20          100.00
South Carolina               99.86           79.60          100.00
Tennessee                   100.00          100.00          100.00
Texas                        99.95           84.45          100.00
Utah                        100.00           78.24          100.00
Vermont                     100.00            0.00          100.00
Virginia                     99.97           67.84          100.00
Washington                  100.00           56.88          100.00
West Virginia               100.00          100.00          100.00
Wisconsin                    99.98           90.97          100.00
TOTAL:                       99.95%          49.12%         100.00%


No more than approximately 1.03% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                                      WEIGHTED        AVERAGE
                        NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF ORIGINAL        MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
LOAN-TO-VALUE RATIOS      LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
--------------------   ------------   ------------   ------------    ------------    ------------   ------------
96.01% to 97.00%                  6   $  1,644,379           0.65%          7.608%            682   $    274,063
97.01% to 98.00%                  8      2,735,200           1.09           7.701             689        341,900
98.01% to 99.00%                 10      1,797,349           0.72           7.728             674        179,735
99.01% to 100.00%             1,054    244,086,282          97.15           7.702             667        231,581
100.01% to 101.00%                1        329,900           0.13           8.999             580        329,900
102.01% to 103.00%                1        643,750           0.26           6.500             769        643,750
TOTAL:                        1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                        WEIGHTED
                        AVERAGE          PERCENT
RANGE OF ORIGINAL       ORIGINAL           FULL          PERCENT
LOAN-TO-VALUE RATIOS       LTV             DOC              IO
--------------------   ------------    ------------    ------------
96.01% to 97.00%              96.79%          55.30%         100.00%
97.01% to 98.00%              97.66           57.36          100.00
98.01% to 99.00%              98.49           58.77          100.00
99.01% to 100.00%             99.99           48.71          100.00
100.01% to 101.00%           100.27          100.00          100.00
102.01% to 103.00%           103.00          100.00          100.00
TOTAL:                        99.95%          49.12%         100.00%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 96.22% to 103.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 99.95%.

LOAN PURPOSE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
LOAN PURPOSE           LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
Purchase                   2,900   $488,522,120          81.55%          7.788%            664   $    168,456
Refinance -
  Cashout                    552    100,315,118          16.75           7.938             654        181,730
Refinance -
  Rate Term                   56     10,186,675           1.70           7.873             658        181,905
TOTAL:                     3,508   $599,023,913         100.00%          7.814%            662   $    170,759


                     WEIGHTED
                     AVERAGE          PERCENT
                     ORIGINAL           FULL          PERCENT
LOAN PURPOSE            LTV             DOC              IO
-----------------   ------------    ------------    ------------
Purchase                  100.04%          57.27%          47.73%
Refinance -
  Cashout                  99.76           32.55           16.35
Refinance -
  Rate Term                98.47           38.31           16.39
TOTAL:                     99.97%          52.81%          41.94%


PROPERTY TYPE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PROPERTY TYPE          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
Single Family
  Residence                  742   $157,642,144          62.75%          7.742%            663   $    212,456
Planned Unit
  Development                181     48,050,521          19.13           7.671             665        265,472
Condominium                  112     29,177,915          11.61           7.612             683        260,517
Two-to-Four
  Family                      45     16,366,280           6.51           7.542             687        363,695
TOTAL:                     1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                     WEIGHTED
                     AVERAGE          PERCENT
                     ORIGINAL           FULL          PERCENT
PROPERTY TYPE           LTV             DOC              IO
-----------------   ------------    ------------    ------------
Single Family
  Residence                99.94%          54.29%         100.00%
Planned Unit
  Development              99.94           52.34          100.00
Condominium                99.94           31.23          100.00
Two-to-Four
  Family                  100.00           21.77          100.00
TOTAL:                     99.95%          49.12%         100.00%


DOCUMENTATION

                                      AGGREGATE                                      WEIGHTED        AVERAGE
                       NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                        MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
DOCUMENTATION            LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-------------------   ------------   ------------   ------------    ------------    ------------   ------------
Stated Plus                    369   $123,548,110          49.18%          7.511%            693   $    334,819
Full Documentation             696    123,401,850          49.12           7.897             641        177,302
Blended                          8      2,619,000           1.04           7.253             692        327,375
Limited Income
  Verification                   6      1,082,900           0.43           7.402             677        180,483
No Income
  Verification                   1        585,000           0.23           8.750             685        585,000
TOTAL:                       1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                       WEIGHTED
                       AVERAGE          PERCENT
                       ORIGINAL           FULL          PERCENT
DOCUMENTATION             LTV             DOC              IO
-------------------   ------------    ------------    ------------
Stated Plus                  99.95%           0.00%         100.00%
Full Documentation           99.94          100.00          100.00
Blended                     100.00            0.00          100.00
Limited Income
  Verification              100.00            0.00          100.00
No Income
  Verification              100.00            0.00          100.00
TOTAL:                       99.95%          49.12%         100.00%


OCCUPANCY

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
OCCUPANCY              LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
Primary                    1,080   $251,236,860         100.00%          7.700%            667   $    232,627
TOTAL:                     1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                     WEIGHTED
                     AVERAGE          PERCENT
                     ORIGINAL           FULL          PERCENT
OCCUPANCY               LTV             DOC              IO
-----------------   ------------    ------------    ------------
Primary                    99.95%          49.12%         100.00%
TOTAL:                     99.95%          49.12%         100.00%


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
MORTGAGE LOAN         MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
AGE (MONTHS)           LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
0                            581   $127,434,473          50.72%          7.838%            662   $    219,336
1                            477    118,866,769          47.31           7.548             674        249,197
2                             15      3,624,952           1.44           7.866             664        241,663
3                              5      1,076,216           0.43           7.786             644        215,243
4                              1         55,900           0.02           7.999             653         55,900
9                              1        178,550           0.07           7.125             673        178,550
TOTAL:                     1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                      WEIGHTED
                      AVERAGE         PERCENT
MORTGAGE LOAN         ORIGINAL          FULL          PERCENT
AGE (MONTHS)             LTV            DOC              IO
-----------------   ------------    ------------    ------------
0                          99.95%          56.10%         100.00%
1                          99.94           41.53          100.00
2                          99.74           40.88          100.00
3                         100.00           77.46          100.00
4                         100.00          100.00          100.00
9                         100.00          100.00          100.00
TOTAL:                     99.95%          49.12%         100.00%


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.


ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                                      WEIGHTED        AVERAGE
                       NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
ORIGINAL PREPAYMENT     MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PENALTY TERM             LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-------------------   ------------   ------------   ------------    ------------    ------------   ------------
None                         265   $ 59,100,316          23.52%          7.959%            662   $    223,020
12 Months                     43     13,234,700           5.27           7.994             683        307,784
24 Months                    472    122,492,217          48.76           7.625             671        259,517
36 Months                    300     56,409,627          22.45           7.524             662        188,032
TOTAL:                     1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                        WEIGHTED
                        AVERAGE         PERCENT
ORIGINAL PREPAYMENT     ORIGINAL          FULL          PERCENT
PENALTY TERM              LTV             DOC              IO
-------------------   ------------    ------------    ------------
None                       99.89%          60.48%         100.00%
12 Months                  99.79           41.58          100.00
24 Months                  99.97           38.23          100.00
36 Months                  99.98           62.63          100.00
TOTAL:                     99.95%          49.12%         100.00%


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


CREDIT SCORES

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
CREDIT SCORES          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
557 to 575                     1   $    312,000           0.12%          8.625%            557   $    312,000
576 to 600                   192     31,978,192          12.73           8.444             589        166,553
601 to 625                   192     31,220,934          12.43           8.295             613        162,609
626 to 650                   131     29,228,948          11.63           7.907             638        223,122
651 to 675                   219     53,345,423          21.23           7.561             662        243,586
676 to 700                   147     39,672,468          15.79           7.452             688        269,881
701 to 725                    87     27,871,339          11.09           7.156             712        320,360
726 to 750                    48     16,340,182           6.50           7.372             736        340,420
751 to 775                    45     14,907,234           5.93           7.189             762        331,272
776 to 800                    14      4,734,138           1.88           7.114             785        338,153
801 to 805                     4      1,626,000           0.65           7.446             802        406,500
TOTAL:                     1,080   $251,236,860         100.00%          7.700%            667   $    232,627


                      WEIGHTED
                      AVERAGE         PERCENT
RANGE OF              ORIGINAL          FULL          PERCENT
CREDIT SCORES            LTV            DOC              IO
-----------------   ------------    ------------    ------------
557 to 575                100.00%         100.00%         100.00%
576 to 600                 99.95          100.00          100.00
601 to 625                 99.95           90.43          100.00
626 to 650                 99.95           52.30          100.00
651 to 675                 99.94           34.48          100.00
676 to 700                 99.93           31.11          100.00
701 to 725                 99.90           29.54          100.00
726 to 750                 99.99           17.41          100.00
751 to 775                100.00           29.74          100.00
776 to 800                100.00           23.16          100.00
801 to 805                 99.78           15.25          100.00
TOTAL:                     99.95%          49.12%         100.00%


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 557 to 805 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 667.

GROSS MARGINS

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
GROSS MARGINS          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
5.001% to 5.500%               1   $    178,550           0.07%          7.125%            673   $    178,550
5.501% to 6.000%             310     83,031,052          33.68           7.246             673        267,842
6.001% to 6.500%             452    108,313,061          43.94           7.716             669        239,631
6.501% to 7.000%             229     43,863,503          17.79           8.190             655        191,544
7.001% to 7.500%              59     10,446,900           4.24           8.775             654        177,066
7.501% to 8.000%               2        668,000           0.27           8.750             683        334,000
TOTAL:                     1,053   $246,501,066         100.00%          7.689%            667   $    234,094


                      WEIGHTED
                      AVERAGE         PERCENT
RANGE OF              ORIGINAL          FULL          PERCENT
GROSS MARGINS           LTV             DOC              IO
-----------------   ------------    ------------    ------------
5.001% to 5.500%          100.00%         100.00%         100.00%
5.501% to 6.000%           99.99           44.27          100.00
6.001% to 6.500%           99.93           45.43          100.00
6.501% to 7.000%           99.90           63.67          100.00
7.001% to 7.500%           99.99           59.60          100.00
7.501% to 8.000%          100.00           12.43          100.00
TOTAL:                     99.95%          48.84%         100.00%


As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.250% per annum to 7.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.327% per annum.


MAXIMUM MORTGAGE RATES

                                     AGGREGATE                                      WEIGHTED        AVERAGE
                      NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF MAXIMUM       MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
MORTGAGE RATES          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
------------------   ------------   ------------   ------------    ------------    ------------   ------------
11.501% to 12.000%              1   $    345,000           0.14%          6.000%            711   $    345,000
12.001% to 12.500%             23      7,203,158           2.92           6.415             716        313,181
12.501% to 13.000%            119     38,756,817          15.72           6.896             713        325,688
13.001% to 13.500%            254     66,845,156          27.12           7.321             688        263,170
13.501% to 14.000%            298     67,596,927          27.42           7.806             660        226,835
14.001% to 14.500%            212     39,673,423          16.09           8.323             629        187,139
14.501% to 15.000%            111     20,446,135           8.29           8.778             610        184,199
15.001% to 15.500%             24      3,771,300           1.53           9.300             611        157,138
15.501% to 16.000%             11      1,863,150           0.76           9.679             598        169,377
TOTAL:                      1,053   $246,501,066         100.00%          7.689%            667   $    234,094


                       WEIGHTED
                       AVERAGE         PERCENT
RANGE OF MAXIMUM       ORIGINAL          FULL          PERCENT
MORTGAGE RATES            LTV            DOC              IO
------------------   ------------    ------------    ------------
11.501% to 12.000%         100.00%           0.00%         100.00%
12.001% to 12.500%         100.10           46.43          100.00
12.501% to 13.000%          99.93           31.67          100.00
13.001% to 13.500%          99.96           38.33          100.00
13.501% to 14.000%          99.94           46.40          100.00
14.001% to 14.500%          99.93           67.71          100.00
14.501% to 15.000%          99.91           76.50          100.00
15.001% to 15.500%         100.00           90.35          100.00
15.501% to 16.000%          99.97          100.00          100.00
TOTAL:                      99.95%          48.84%         100.00%


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.000% per annum to 16.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.689% per annum.


NEXT RATE ADJUSTMENT DATE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
NEXT RATE             MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
ADJUSTMENT DATE        LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
January 2007                   1   $     55,900           0.02%          7.999%            653   $     55,900
February 2007                  2        434,050           0.18           7.371             664        217,025
March 2007                    10      2,586,400           1.05           7.889             663        258,640
April 2007                   351     93,627,872          37.98           7.519             675        266,746
May 2007                     448    100,159,391          40.63           7.815             663        223,570
June 2007                      3        702,255           0.28           7.497             663        234,085
February 2008                  3        642,166           0.26           8.067             630        214,055
March 2008                     5      1,038,552           0.42           7.808             664        207,710
April 2008                   107     21,053,247           8.54           7.623             662        196,759
May 2008                     110     22,927,333           9.30           7.890             660        208,430
August 2009                    1        178,550           0.07           7.125             673        178,550
April 2010                     8      2,148,850           0.87           7.349             695        268,606
May 2010                       4        946,500           0.38           8.070             671        236,625
TOTAL:                     1,053   $246,501,066         100.00%          7.689%            667   $    234,094


                      WEIGHTED
                      AVERAGE         PERCENT
NEXT RATE             ORIGINAL          FULL          PERCENT
ADJUSTMENT DATE          LTV            DOC              IO
-----------------   ------------    ------------    ------------
January 2007              100.00%         100.00%         100.00%
February 2007              99.99           44.12          100.00
March 2007                 99.64           35.82          100.00
April 2007                 99.95           35.49          100.00
May 2007                   99.96           54.01          100.00
June 2007                 100.00           23.25          100.00
February 2008             100.00          100.00          100.00
March 2008                 99.98           53.50          100.00
April 2008                 99.92           63.38          100.00
May 2008                   99.94           63.17          100.00
August 2009               100.00          100.00          100.00
April 2010                100.00           72.74          100.00
May 2010                  100.00          100.00          100.00
TOTAL:                     99.95%          48.84%         100.00%